UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.             )

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Montage Resources Corporation

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  *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 19, 2020.   MONTAGE RESOURCES CORPORATION   Meeting Information* Meeting Type: Annual Meeting For holders as of: April 22, 2020 Date: June 19, 2020 Time: 10:00 AM CDT Location: Montage Resources Corporation 122 West John Carpenter Freeway 1st Floor Conference Center Irving, Texas 75039   *If we determine that any changes to our Annual Meeting are necessary or appropriate, we will announce the changes, including how to participate in the meeting, in advance. Please monitor our website at www.montageresources.comfor updated information. If we determine to hold our Annual Meeting by remote communication, a list of our shareholders of record will be made available electronically during the meeting.  You are receiving this communication because you hold shares in the company named above.  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting.   See the reverse side of this notice to obtain proxy materials and voting instructions.   MONTAGE RESOURCES CORPORATION 122 W. JOHN CARPENTER FWY, SUITE 300 IRVING, TX 75039   D11629-P39698

How To Vote  Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D11630-P39698 Before You Vote  How to Access the Proxy Materials Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 5, 2020 to facilitate timely delivery. How to View Online:  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line. 1. Annual Report 2. Proxy Statement 3. Notice of 2020 Annual Meeting Proxy Materials Available to VIEW or RECEIVE:

The Board of Directors recommends you vote FOR the following:  1. Election of Directors  Nominees:  01) Randall M. Albert  02) Mark E. Burroughs, Jr.  03) Don Dimitrievich  04) Richard D. Paterson  05) D. Martin Phillips  06) John K. Reinhart  07) Douglas E. Swanson, Jr.  The Board of Directors recommends you vote FOR the following proposal:  2. Advisory approval of the Company's 2019 named executive officer compensation.  The Board of Directors recommends you vote 1 YEAR on the following proposal:  3. Advisory approval of the frequency of future advisory votes on named executive officer compensation.  The Board of Directors recommends you vote FOR the following proposal:  4. To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.  NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof, in the discretion of D11631-P39698

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